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                                  EXHIBIT 10.4




















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SCOTIABANK {logo}
THE BANK OF NOVA SCOTIA

Commercial Banking Centre and Main Branch
Tour Scotia, 1002 Sherbrooke Street West, Montreal (Quebec) H3A 3L6
Tel.: (514) 499-5432

                                                                   June 22, 1998

Wood Wyant Inc.
1475 - 32nd Avenue
Lachine (Quebec)
H8T 3J1

Dear Sirs:

We are pleased to confirm that, subject to acceptance by you, the Bank of Nova Scotia (the "Bank") will make available to WOOD WYANT INC. (the "Borrower") credit facilities on the terms and conditions set out in the attached Terms and Conditions Sheet in Schedule "A".

If the arrangements set out in this letter, and in the attached Terms and Conditions Sheet and Schedule "A" (collectively the "Commitment Letter") are acceptable to you, please sign the enclosed copy of this letter in the space indicated below and return the letter to us by the close of business on June 30, 1998, after which date this offer will lapse.

This Commitment Letter replaces all previous commitments issued by the Bank to the Borrower.

Yours very truly,

_______________________                 ______________________
I. Langlois                             F. Camirand
Sr Account Manager                      Vice-President &
                                        Manager

The arrangements set out above and in the attached Terms and Conditions Sheet and Schedule "A" (collectively the "Commitment Letter") are hereby acknowledged and accepted by:

WOOD WYANT INC.

          M. D'AMOUR
By:_______________________

          B.L. DAVIES
By:________________________

        June 25, 1998
Date:______________________




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                                                                          Page 1

                               TERMS & CONDITIONS
CREDIT NUMBER: 01                                 AUTHORIZED AMOUNT;  $7,500,000

TYPE

     Operating

PURPOSE

     General operating purposes and to assist in refinancing the operating lines of the acquisitions in B.C. and Quebec, presently provided by the Bank ($700,000), the Bank of Montreal ($200,000) and the National Bank of Canada ($200,000).

CURRENCY

     Canadian dollars.

AVAILMENT

     The Borrower may avail the credit by way of direct advances evidenced by Agreement re Operating Credit Line and/or Banker's Acceptances in multiples of $100,000, (subject to a minimum availment amount of $200,000), and having terms of maturity of 30 to 180 days without grace and/or Letters of Credit payable at sight with expiry dates of credits not to exceed 365 days from date of issuance, and/or Standby Letters of Credit and/or Letters of Guarantee (with each availment subject to completion of an Application and Agreement for Standby Letters of Credit/Letter of Guarantee in a form satisfactory to the Bank).

INTEREST RATE/FEES

     (Canadian dollars) The Bank's Prime Lending Rate from time to time with interest payable monthly.

     (Bankers' Acceptances) The Bank's Commercial Bankers' Acceptance Fee, (subject to revision at any time), subject to a minimum fee of $200 per transaction, payable at the time of each acceptance.

     The application fee or fees charged by the Bank for Letters of Credit. Standby Letters of Credit and/or Letters of Guarantee as agreed between the Borrower and the Bank from time to time.

REPAYMENT

     Advances are repayable on demand.

SPECIFIC CONDITIONS

     Until all debts and liabilities under the Credit have been discharged in full, the following conditions will apply in respect of the Credit:

          Operating lines available to the newly acquired companies in B.C. and Quebec are to be repaid in full and cancelled.





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                                                                          Page 2

CREDIT NUMBER: 02                                  AUTHORIZED AMOUNT: $1,815,714

TYPE

     Non-Revolving

PURPOSE

     To assist in financing a property located in Pickering.

CURRENCY

     Canadian dollars

AVAILMENT

     The Borrower has availed the credit by way of Direct Advances evidenced by Demand Promissory Notes.

INTEREST RATE

     The Bank's Prime Lending Rate from time to time, plus 3/4% per annum with interest payable monthly.

REPAYMENT

     The advance is repayable in equal monthly instalments of principal ($20,476.20) with balance of principal and interest then outstanding due October 1, 2001. The term of the loan is 4 years and the amortization is 8 years.

CREDIT NUMBER: 03                                  AUTHORIZED AMOUNT: $3,000,000

TYPE

     Reducing Revolving

PURPOSE

     To consolidate two Non-Revolving loans of $1,100,000 and $580,000 and to assist in financing future equipment purchases.

CURRENCY

     Canadian dollars

AVAILMENT

     The Burrower may avail the credit by way of direct advances evidenced by Demand Promissory Notes and/or Bankers' Acceptances in Canadian dollars in multiples of $100,000, (subject to a minimum availment amount of $200,000) and having terms of maturity of 30 to 180 days without grace.

INTEREST RATE
     The Bank's Prime Lending Rate from time to time, plus 3/4% per annum with interest payable monthly.

     The Bank's Commercial Bankers' Acceptance Fee. (subject to revision at any time), plus 3/4% per annum, subject to a minimum fee of $200 per transaction, payable at the time of each acceptance.

DRAWDOWN
     Advances are limited to invoices and invoiced amounts satisfactory to the Bank.

REPAYMENT
     Availability is defined as the sum of approved advances less scheduled reductions.

     The authorized amount, and availability, are reduced by scheduled reductions, i.e. 23 monthly reductions and/or repayments of principal ($50,000) commencing by October 31, 1998, plus one final reduction and/or repayment of the principal and interest then outstanding due by September 30, 2000. The term of the loan is 21/2 years and the amortization 51/2 years.

CREDIT NUMBER: 04                                  AUTHORIZED AMOUNT: $2,500,000

TYPE
     Equipment Financing - Revolving Line (Scotia Leasing)

PURPOSE
     To assist in financing computer hardware, software and related implementation costs.

CURRENCY
     Canadian dollars

AVAILMENT
     Lease Agreement with appropriate supporting documentation.

INTEREST RATE
     FLOATING RATE OPTION

     The base payment applicable to each contract will be set on the commencement date of the contract based upon the Bank's Prime Lending Rate plus 3/4% per annum, calculated and payable monthly. The total periodic payment will be adjusted monthly with changes in the Bank's Prime Lending Rate.

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                                                                          Page 4

     FIXED RATE OPTION
     The payment applicable to each contract will be set on the commencement date of the contract based on Scotia Leasing's Base Rate plus 1 3/4% per annum, calculated and payable monthly.

DRAWDOWN
     Each lease must not be less than $500,000.

     The amount of financing shall not exceed 100% of the cost of the equipment, software and related implementation costs being financed, exclusive of relative taxes and the Borrower shall provide security deposits, advance rentals and/or downpayments to reduce financing to this limit.

REPAYMENT
     Leases are repayable in accordance with the terms and conditions of each respective lease. The maximum term of any such lease shall not exceed 5 years. The total amortization of any such transaction shall not exceed 5 years.

     At the end of the term to option, the lessee shall elect one of the following options:

     A.   purchase the equipment for 35% of the original cost;

     B. allow a third party to purchase the equipment for 35% of the original cost;

     C. rent the equipment for an additional term and revised rent payment to be authorized by the Bank.

PREPAYMENT
     No prepayments are permitted.

SPECIFIC SECURITY
     The following security, evidenced by documents in form satisfactory to the Bank and registered or recorded as required by the Bank, is to be provided prior to any advances or availment being made under the Credit:

          Lease Agreement(s) covering equipment leased/financed.

          Scotia Leasing Progress Payment Agreement to cover interim funding.

          Comprehensive General Liability insurance for a minimum of $2,000,000 per occurrence with the Bank recorded as an additional named insured. All risks insurance covering the replacement value of the equipment with the Bank recorded as loss payee and additional named insured.

          Assignment Agreement granting a security interest in the respective asset(s) and in the lease(s) together with notice and acknowledgement from the Borrower.
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                                                                          Page 5

     Realty Owner's and/or Mortgagee's Waiver and Consent regarding leased/financed equipment.

CREDIT NUMBER: 05                            AUTHORIZED AMOUNT:  2,065,000

TYPE
     Non-Revolving

PURPOSE
     To assist in financing the acquisition of H.A. Perigord Company Limited.

CURRENCY
     Canadian dollars

AVAILMENT
     The Borrower may avail the credit by way of Direct Advances evidenced by Demand Promissory Notes and/or Bankers' Acceptances in Canadian dollars in multiples of $100,000 (subject to a minimum availment amount of $200,000), and having terms of maturity of 30 to 180 days without grace.

INTEREST RATE
     The Bank's Prime Lending Rate from time to time, plus 3/4% per annum with interest payable monthly.

     The Bank's Commercial Bankers' Acceptance Fee, (subject to revision at any time), plus 3/4% per annum, subject to a minimum fee of $200 per transaction, payable at the time of each acceptance.

REPAYMENT
     The advance is repayable in 59 equal monthly installments of principal ($35,000) which commence May 30, 1998, with a final payment of $35,000/the balance of principal and interest then outstanding due April 30, 2003. The term of the loan is 5 years and the amortization is 5 years.

PREPAYMENT
     Prepayments are to be applied against installments of principal in the inverse order of their maturities.
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                                                                          Page 6

CREDIT NUMBER: 06                            AUTHORIZED AMOUNT:  $3,100,000

TYPE
     Non-Revolving

PURPOSE
     To assist in financing the acquisition of Midway Supply Ltd., Fraser Valley Industrial Chemicals Inc., Midway Purnel Sanitary Supply Ltd., Purnel Distributors Ltd. and Professional Sanitation Products Ltd.

CURRENCY
     Canadian dollars.

AVAILMENT
     The Borrower may avail the credit by way of Direct Advances evidenced by Demand Promissory Notes and/or Bankers' Acceptances in Canadian dollars in multiples of $100,000 (subject to a minimum availment amount of $200,000), and having terms of maturity of 30 to 180 days without grace.

INTEREST RATE
     The Bank's Prime Lending Rate from time to time, plus 3/4% per annum with interest payable monthly.

     The Bank's Commercial Bankers' Acceptance Fee, (subject to revision at any time), plus 3/4% per annum, subject to a minimum fee of $200 per transaction, payable at the time of each acceptance.

DRAWDOWN
     The loan is to be fully drawn down by July 31, 1998.

     Prior to any advances or availments under the Credit, the Borrower is to provide the following documentation, as applicable, the content of which will be found not to negatively impact on the credit arrangements between the Borrower and the Bank:

          Amalgamation of 430639 B.C. Ltd with Midway Supply Ltd. at closing.

          A copy of the Purchase & Sale Agreement for the acquired companies.

          A copy of the internally prepared due diligence report for the acquired companies.

          A copy of the tax due diligence report prepared by Ernst & Young for the acquired companies.

          Pro forma consolidated balance sheet of the Borrower including the acquisitions.

          Borrower's certificate confirming, in sufficient detail, that all
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                                                                          Page 7


     conditions are in compliance and will remain in compliance upon completion of the acquisitions.

REPAYMENT

     The advance is repayable in 59 equal monthly installments of principal ($51,667) commencing 30 days after drawdown, with a final payment of $51,647/the balance of principal and interest then outstanding due in the 60th month. The term of the loan is 5 years and the amortization is 5 years.

PREPAYMENT

     Prepayments are to be applied against installments of principal in the inverse order of their maturities.

CREDIT NUMBER: 07                                     AUTHORIZED AMOUNT: $30,000

TYPE

     Corporate Visa - Availment, interest rate and repayment as per Cardholder Agreement.

OTHER FEES APPLICABLE TO ALL CREDITS

     An Administration Fee of $1,000 is payable monthly.

     A Commitment Fee of $15,000 is payable upon acceptance of this Commitment Letter.

     In addition to, and not in substitution for the obligations of the Borrower and the rights of the Bank upon the occurrence of an event of default herein, the Borromer shall pay to the Bank:

     (a) a fee of $250 per month (or such higher amount as may be determined by the Bank from time to time) for each month or part thereof during which the Borrower is late in providing the Bank with financial or other information required herein:

     (b) a fee of $250 per month (or such higher amount as may be determined by the Bank from time to time) for each month or part thereof during which loan payments of principal, interest or other amounts are past due: and

     (c) a fee of $250 per month (or such higher amount as may be determined by the Bank from time to time) for each month or part thereof during which the Borrower is in default for any other term or condition contained in this Commitment Letter or in any other agreement to which the Borrower and the Bank are parties.

     The imposition or collection of these fees does not constitute an express or implied waiver by the Bank of any event of default or of any of the terms or conditions of the lending arrangements, security or rights arising from any default. Fees may be charged to the Borrower's deposit account when incurred.






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                                                                          Page 8

GENERAL SECURITY, TERMS, AND CONDITIONS APPLICABLE TO ALL CREDITS

GENERAL SECURITY

     The following security, evidenced by documents in form satisfactory to the Bank and registered or recorded as required by the Bank, is to be provided prior to any advances or availment being made under the Credits:

          General Assignment of Book Debts for all applicable Provinces.

          Security under Section 427 of the Bank Act with appropriate insurance coverage assigned to the Bank.

          A Movable Hypothec in the amount of $30,000,000 on all present and future movable property with appropriate insurance coverage loss, if any, payable to the Bank. Includes specific assignment of all patents and trademarks.

          General Security Agreement over all of the present and future personal property and undertaking of the Borrower with replacement cost fire insurance coverage and any other insurance coverage the Bank may reasonably require, loss if any, payable to the Bank.

          A collateral mortgage providing a first fixed charge in the amount of $4,000,000 over 1725 McPherson Court. Pickering, Ontario with replacement cost insurance coverage, loss, if any payable the Bank.

          Guarantees and Postponement Agreements given by the following (with corporate seals and resolutions as applicable) in the amounts shown:

               NAME                                                       AMOUNT

               H.A. Perigord Company Limited (a)                       Unlimited
               Midway Supply Ltd. (a)                                  Unlimited
               Fraser Valley Industrial Chemicals Inc. (a)             Unlimited
               Midway Purnel Sanitary Supply Ltd. (a)                  Unlimited
               Purnel Distributors Ltd. (a)                            Unlimited
               Professional Sanitation Products Ltd. (b)               Unlimited

     a)   Supported by:

          General Security Agreement over all present and future personal property with appropriate insurance coverage, loss if any, payable to the Bank.

     b)   Supported by:

          A movable hypothec in the amount of $1,000,000 on all present and future movable property with appropriate insurance coverage, loss, if any, payable to the Bank.



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                                                                          Page 9

          Agreement re Operating Credit Line.

          Bankers' Acceptance Agreement.

          Agreement for Commercial Letter of Credit.

GENERAL CONDITIONS

     Until all debts and liabilities under the Credits have been discharged in full, the following conditions will apply in respect of the Credits:

          Operating loans, Bankers' Acceptances, Letters of Guarantee and Standby Letters of Credit are not to exceed at any time the "Borrowing Base" which is defined 75% of good quality accounts receivable of the Borrower and the guarantors (excluding accounts over 90 days, offsets, inter-company accounts, statutory liens and amounts due from employees) less security interests or charges held by other parties and specific payables which have or may have priority over the Bank's security.

          The Borrower's consolidated ratio of Debt (including deferred taxes) to Tangible Net Worth (TNW) is not to exceed 2.50:1, improving to 2.25:1 by December 31, 1998. TNW is defined as the sum of share capital including preferred shares, earned and contributed surplus and postponed funds LESS (i) amounts due from officers/affiliates,
          (ii) investments in affiliates, and (iii) intangible assets as defined by the Bank.

          The Borrower's consolidated Tangible Net Worth (TNW) is to be maintained in excess of $10,000,000 at all times.

          The Borrower's consolidated ratio of Current Assets to Current Liabilities is to be maintained at all times at 1.25 or better.

          The Borrower's consolidated ratio of Cash Flow to Debt Service as at the end of each financial quarter calculated on a rolling four quarter basis, is to be maintained at all times at 1.4:1 or better.

          Cash Flow is defined as net income after taxes and before extraordinary items, plus depreciation and amortization expense less preferred share dividends paid and/or accrued during the period.

          Debt Service is defined as the sum of all current maturities in the subsequent year of long term debt, capital leases, preferred shares and other obligations as defined by the Bank.

          No redemption of preferred shares is permitted unless the Bank if in receipt of an Officer's Certificate providing full details of the redemption, and confirming that all terms and conditions stipulated in this Commitment Letter or amendments thereto are met and will continue to be met after the redemption. This certificate must be provided 10 days prior to any redemption.

          No change in ownership of the Borrower is permitted.

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                                                                         Page 10

          Additional terms and conditions in Schedule A are to apply.

GENERAL BORROWER REPORTING CONDITIONS

     Until all debts and liabilities under the Credits have been discharged in full, the Borrower will provide the Bank with the following:

          Annual Audited Consolidated Financial Statements of the Borrower and Wyant Corporation, within 120 days of year end, duly signed.

          Annual Prepared Financial Statements of each guarantor within 120 days of year end, duly signed.

          Annual Projected Financial Statements of the Borrower and Wyant Corporation within 120 days of year end.

          Quarterly Consolidated Financial Statements of the Borrower and Wyant Corporation within 45 days of period end.

          Quarterly Compliance Certificate confirming, in sufficient detail, that all conditions are in compliance and that no Events of Default have occurred, within 45 days of period end.

          A Borrowing Base monthly, to include information on inventory, accounts receivable and accounts payable, within 30 days of period end.




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                                                                         Page 11

                                   SCHEDULE A
                   ADDITIONAL TERMS AND CONDITIONS APPLICABLE
                                 TO ALL CREDITS

     (In the event of a conflict, the terms and conditions of any lease agreement supersede the terms and conditions in this Schedule A with regard to such leases).

CALCULATION AND PAYMENT OF INTEREST

1. Interest on loans/advances made in Canadian dollars will be calculated on a daily basis and payable monthly on the 22nd day of each month (unless otherwise stipulated by the Bank). Interest shall be payable not in advance on the basis of a calendar year for the actual number of days elapsed both before and after demand of payment or default and/or judgment.

INTEREST ON OVERDUE INTEREST

2. Interest on overdue interest shall be calculated at the same rate as interest on the loans/advances in respect of which interest is overdue, but shall be compounded monthly and be payable on demand, both before and after demand and judgment.

CALCULATION AND PAYMENT OF BANKERS' ACCEPTANCE FEE

3. The fee for the acceptance of each Bankers' Acceptance will be payable on the face amount of each Bankers' Acceptance at the time of acceptance of each draft calculated on the basis of a calendar year for the actual number of days elapsed from and including the date of acceptance to the due date of the draft.

INDEMNITY PROVISION

4.   Applicable to (i) Revolving Term Credits with terms in excess of one year:
     (ii) any credit where the right to draw down or obtain advances exceeds one year; (iii) all U.S. dollar credits. If the introduction of, or any change in, or in the interpretation of, or any change in its application to the Borrower of, any law or regulation, or compliance with any guideline from any central bank or other governmental authority (whether or not having the force of law) has the effect of increasing the cost to the Bank of performing its obligations hereunder or otherwise reducing its effective return hereunder or on its capital allocated in support of the credit(s), then upon demand from time to time the Borrower shall compensate the Bank for such cost or reduction pursuant to a certificate reasonably prepared by the Bank.

     (a)  PREPAYMENT WITHOUT FEE

          In the event of the Borrower becoming liable for such costs, the Borrower shall have the right to cancel without fee all or any unutilized portion of the affected credit (other than any portion in respect of which the Borrower has requested utilization of the credit in which case cancellation may be effected upon indemnification of the Bank for any costs incurred by the Bank thereby), and to prepay, without fee the outstanding principal balance thereunder other than the face amount of any document or instrument issued or accepted by the Bank for the account of the Borrower, such as a Letter of Credit, a Guarantee or a Bankers' Acceptance.

ENVIRONMENT

5.   The Borrower agrees:

     (a) to obey all applicable laws and requirements of any federal, provincial, or any other governmental authority relating to the environment and the operation of the business activities of the Borrower;

     (b) to allow the Bank access at all times to the business premises of the Borrower to monitor and inspect all property and business activities of the Borrower;

     (c) to notify the Bank from time to time of any business activity conducted by the Borrower which involves the use or handling of hazardous materials or wastes or which increases the environmental liability of the Borrower in any material manner;

     (d) to notify the Bank of any proposed changed in the use or occupation of the property of the Borrower prior to any change occurring;

     (e) to provide the Bank with immediate written notice of any environmental problem and any hazardous materials or substances which have an adverse effect on the property, equipment, or business activities of the Borrower and with any other environmental information requested by the Bank from time to time.

     (f) to conduct all environmental remedial activities which a commercially reasonable person would perform in similar circumstances to meet its environmental responsibilities and if the Borrower fails to do so, the Bank may perform such activities; and

     (g) to pay for any environmental investigations, assessments or remedial activities with respect to any property of the Borrower that may be performed for or by the Bank from time to time.

          If the Borrower notifies the Bank of any specified activity or change or provides the Bank with any information pursuant to subsections (c),
          (d), or (e), or if the Bank receives any environmental information from other sources, the Bank, in its sole discretion, may decide that an adverse change in the environmental condition of the Borrower or any of the property, equipment, or business activities of the Borrower has occurred which decision will constitute, in the absence of manifest error, conclusive evidence of the adverse change. Following this decision being made by the Bank, the Bank shall notify the Borrower of the Bank's decision concerning the adverse change.

          If the Bank decides or is required to incur expenses in compliance or to verify the Borrower's compliance with applicable environmental or other regulations, the Borrower shall indemnify the Bank in respect of such expenses, which will constitute further advances by the Bank to the Borrower under this Agreement.

INITIAL DRAWDOWN

6. The right of the Borrower to obtain the initial drawdown under the Credit(s) is subject to the condition precedent that there shall not have been any material adverse changes in the financial condition or the environmental condition of the Borrower, Wyant Corporation, or any guarantor of the Borrower.

PERIODIC REVIEW

7. The obligation of the Bank to make further advances or other accommodation available under any Credit(s) of the Borrower under which the indebtedness or liability of the Borrower is payable on demand, is subject to periodic review and to no adverse change occurring in the financial condition or the environmental condition of the Borrower or any guarantor.

EVIDENCE OF INDEBTEDNESS

8. The Bank's accounts, books and records constitute, in the absence of manifest error, conclusive evidence of the advances made under this Credit, repayments on account thereof and the indebtedness of the Borrower to the Bank.

ACCELERATION

9. (a) All indebtedness and liability of the Borrower to the Bank payable on demand, is repayable by the Borrower to the Bank at any time on demand;

(b) All indebtedness and liability of the Borrower to the Bank not payable on demand, shall, at the option of the Bank, become immediately due and payable, the security held by the Bank shall immediately become enforceable, and the obligation of the Bank to make further advances or other accommodation available under the Credits shall terminate, if any one of the following Events of Default occurs:

     (i) the Borrower or any guarantor fails to make when due, whether on demand or at a fixed payment date, by acceleration or otherwise, any payment of interest, principal, fees, commissions or other amounts payable to the Bank;

     (ii) there is a breach by the Borrower or any guarantor of any other term or condition contained in this Commitment Letter or in any other agreement to which the Borrower and/or any guarantor and the Bank are parties;

     (iii) any default occurs under any security listed in this Commitment Letter under the headings "Specific Security" or "General Security" or under any other credit, loan or security agreement to which the Borrower and/or any guarantor is a party;

     (iv) any bankruptcy, re-organization, compromise, arrangement, insolvency or liquidation proceedings or other proceedings for the relief of debtors are instituted by or against the Borrower or any guarantor and, if instituted against the Borrower or any guarantor, are allowed against or consented to by the Borrower or any guarantor or are not dismissed or stayed within 60 days after such institution;

     (v) a receiver is appointed over any property of the Borrower or any guarantor or any judgement or order or any process of any court becomes enforceable against the Borrower or any guarantor or any property of the Borrower or any guarantor or any creditor takes possession of any property of the Borrower or any guarantor;

     (vi) any course of action is undertaken by the Borrower or any guarantor or with respect to the Borrower or any guarantor which would result in the Borrower's or guarantor's reorganization, amalgamation or merger with another corporation or the transfer of all or substantially all of the Borrower's or any guarantor's assets;

     (vii) any guarantee of indebtedness and liability under the Credit Line is withdrawn, determined to be invalid or otherwise rendered ineffective;

     (viii) any adverse change occurs in the financial condition of the Borrower or any guarantor.

     (ix)      any adverse change occurs in the environmental condition of:
               (A)  the Borrower or any guarantor of the Borrower; or
               (B) any property, equipment, or business activities of the Borrower or any guarantor of the Borrower.

COSTS

10. All costs, including legal and appraisal fees incurred by the Bank relative to security and other documentation and the enforcement thereof, shall be for the account of the Borrower and may be charged to the Borrower's deposit account when submitted.

REQUEST FOR ENGLISH

11. This document and all related documents have been drafted in English at the Borrower's request. Ce document et tous les documents y afferents ont ete rediges en anglais a la demande de l'emprunteur.

SCOTIABANK (logo)
THE BANK OF NOVA SCOTIA
1002 Sherbrooke Street West, Montreal, Quebec H3A 3L6


                                                               February 19, 1999

Wood Wyant Inc.
1475 - 32nd Avenue
Lachine, Quebec
H8T 3J1

Dear Sir:

     The Bank of Nova Scotia (the "Bank") hereby refers to the Commitment Letter from the Bank to Wood Wyant Inc. (the "Borrower") dated June 22, 1998 and accepted by the Borrower on June 25, 1998.

     Subject to your acceptance hereunder, the Commitment Letter is hereby amended as follows:

DELETE

CREDIT NUMBER: 04                                AUTHORIZED AMOUNT: $2,500,000

     Delete all headings under Credit number 04.

     The liability outstanding under this Credit (i.e., $1,867,375.87 as at February 1, 1999) will be transferred to the undernoted replacement Credit.

ADD

CREDIT NUMBER: 04                                AUTHORIZED AMOUNT: $2,500,000

TYPE

     Non-Revolving.

PURPOSE

     To assist in financing computer hardware, software and related implementation costs.

CURRENCY

     Canadian dollars

AVAILMENT

     The Borrower may avail the Credit by way of direct advances evidenced by Demand Promissory Notes and/or Bankers' Acceptances in Canadian dollars in multiples of $500,000 and having terms of maturity of 30 to 180 days without grace.

                                                                           .../2

INTEREST RATE/FEE

     The Bank's Prime Lending Rate from time to time, plus 3/4% per annum with interest payable monthly.

     The Bank's Commercial Bankers' Acceptance Fee, (subject to revision at any time), plus 3/4% per annum, subject to a minimum fee of $500 per availment, payable at the time of each acceptance.

OTHER FEES

     A Conversion Fee of $2,500 is payable upon acceptance of this commitment.

DRAWDOWN

     The amount of financing shall not exceed 100% of the cost of the equipment, software and related implementation costs being financed, exclusive of relative taxes.

     The loan is to be fully drawn down by March 15, 1999.

REPAYMENT

     Advances are repayable in 59 equal monthly installments of principal ($41,667) commencing April 1999, with the balance of principal and interest then outstanding due March 2004. The term of the loan is 5 years and the amortization is 5 years.

PREPAYMENT

     FLOATING RATE

     Prepayment is permitted without penalty at any time in whole or in part.

     Prepayments are to be applied against installments of principal in the inverse order of their maturities.

     BANKERS' ACCEPTANCES

     No prepayments are permitted.

SPECIFIC SECURITY

     A Movable Hypothec in the amount of $2,500,000 over specific equipment with replacement cost insurance coverage, loss, if any, payable to the Bank.

     In all other respects, the Commitment Letter remains in full force and effect unamended.

     If the foregoing is satisfactory to you, please sign and return to us the enclosed copy of this letter by the close of business on March 5, 1999.


                                             Yours truly,



     J. Kaleel                               F. Camirand
     Account Manager                         Vice-President
                                             & Centre Manager



ACCEPTED BY:



WOOD WYANT INC.
_______________________________________
Name


By:    GILLES BONIN   CLAUDIO SPINA
_______________________________________
Title


Date: February 24, 1999
_______________________________________

SCOTIABANK (logo)
THE BANK OF NOVA SCOTIA

Commercial Banking Centre and Main Branch
Tour Scotia, 1002 Sherbrooke Street West, Montreal (Quebec) H3A 3L6
Tel.: (514) 499-5432



February 19, 1999


WOOD WYANT INC.
1475 - 32nd Avenue
Lachine (Quebec)
H8T 3J1


Attention:  Mr. Brian Davies
            Controller


Dear Mr. Davies:


We refer to our June 22, 1998 Commitment Letter addressed to and accepted by you on June 25, 1998 (the "COMMITMENT LETTER") and hereby confirm our agreement with you that such COMMITMENT LETTER is, effective December 31, 1998, amended as follows:

1. The second paragraph under the heading "GENERAL CONDITIONS" (on page 9 of the COMMITMENT LETTER) is hereby replaced by the following:

     "The Borrower's consolidated ratio of debt (including deferred taxes) to Tangible Net worth (TNW) is not to exceed 2.50:1, improving to 2.30:1 by December 31, 1998. TNW is defined as the sum of share capital including preferred shares, earned and contributed surplus and postponed funds LESS
     (i) amounts due from officers/affiliates, (ii) investments on affiliates, and (iii) intangible assets as defined by the Bank"; and,

2. The fourth paragraph under the same "GENERAL CONDITIONS" heading of the COMMITMENT LETTER is hereby replaced by the following:

     "The Borrower's consolidated ratio of Current Assets to Current Liabilities is to be maintained at all times at 1.20:1 or better."

All other terms, conditions and contents of the COMMITMENT LETTER shall remain in full force and effect.



/s/ Joanne Kaleel                       /s/ Jean Maucieri
_________________________               _________________________
Joanne Kaleel                           Jean Maucieri
Account Manager                         Assistant General Manager and
                                        Deputy Manager

The changes in the Borrower's consolidated ratio of debt to Tangible Net Worth and in the Borrower's consolidated ratio of Current Assets to Current Liabilities set out above are hereby acknowledged and accepted by:


Wood Wyant Inc.:

By:     CLAUDIO SPINA
    _______________________

By:     GILLES BONIN
    _______________________

Date:    Feb. 22, 1999
      _____________________

SCOTIABANK (logo)
THE BANK OF NOVA SCOTIA

Commercial Banking Centre and Main Branch
Tour Scotia, 1002 Sherbrooke Street West, Montreal (Quebec) H3A 3L6
Tel.: (514) 499-5432

March 10, 1999

WOOD WYANT INC.
1475 - 32nd Avenue
Lachine (Quebec)
H8T 3J1

Dear Sir:

The Bank of Nova Scotia (the "Bank") hereby refers to the Commitment Letter from the Bank to Wood Wyant Inc. (the "Borrower") dated June 22, 1998 and accepted by the Borrower on June 25, 1998.

Subject to your acceptance hereunder, the Commitment Letter is hereby amended as follows:

ADD

CREDIT NUMBER: 9                       AUTHORIZED AMOUNT: $2,000,000.

TYPE
     Overrun until May 31, 1999.

PURPOSE
     General operating purposes.

CURRENCY
     Canadian dollars.

AVAILMENT
     The Borrower may avail the Credit by way of direct advances evidenced by Agreement re Operating Credit Line.

INTEREST RATE/FEE
     The Bank's Prime Lending Rate from time to time with interest payable monthly.

FEES
     A Processing Fee of $5,000 is payable upon acceptance of this commitment.

REPAYMENT
     Advances are repayable on demand.

In all other respects, the Commitment Letter remains in full force and effect unamended.

If the foregoing is satisfactory to you, please sign and return to us the enclosed copy of this letter by the close of business on March 15, 1999.

Yours truly,


/s/ N. Grillas                        /s/ R.J. Lavigne
------------------------              --------------------------
N. Grillas                            R.J. Lavigne
Senior Account Manager                Assistant General Manager - Credit


ACCEPTED

WOOD WYANT INC.
------------------------
Name


By:    M. D'AMOUR
------------------------
Title: Vice President

       B.L. DAVIES
------------------------
Title: Controller

Date: March 11, 1999